UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2013

Rocky Mountain Chocolate Factory, Inc.
(Exact name of registrant as specified in is charter)

Colorado	0-14749	84-0910696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

265 Turner Drive
Durango, Colorado 81303
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:  (970) 259-0554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                 Entry into a Material Definitive Agreement.

On January 14, 2013, Ulysses Asset Acquisition, LLC (“Newco”), a wholly-owned subsidiary of Rocky Mountain Chocolate Factory, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Yogurtini Purchase Agreement”) with YHI Inc. and Yogurtini International, LLC (collectively, “Yogurtini”), which are the franchisors of self-serve frozen yogurt retail stores branded as “Yogurtini.”  Pursuant to the Yogurtini Purchase Agreement, Newco purchased substantially all of the assets of Yogurtini used in its business of franchising frozen yogurt stores, including all of its franchise agreements with franchisees (the “Yogurtini Transaction”).  The purchase price for the assets was $800,000, subject to certain holdbacks, with the ability for Yogurtini to earn an additional amount up to $1,400,000, which is contingent on financial performance over a two-year period.  The Yogurtini Purchase Agreement contains customary representations and warranties, covenants and indemnification obligations.

In addition, on January 14, 2013, immediately following the closing of the Yogurtini Transaction, Aspen Leaf Yogurt, LLC (“ALY”), a wholly-owned subsidiary of the Company, entered into an Asset Purchase Agreement (the “ALY Purchase Agreement”) with U-Swirl, Inc. (“U-Swirl”), whereby U-Swirl purchased substantially all of the assets of ALY used in its business of franchising and operating ALY-branded frozen yogurt stores (the  “ALY Transaction”).  Concurrently with the ALY Transaction, the Company entered into a Membership Interest Purchase Agreement with U-Swirl whereby U-Swirl purchased 100% of the outstanding membership interests of Newco (the “Newco Transaction”, and together with the ALY Transaction, the “U-Swirl Transactions”).  As consideration for the U-Swirl Transactions, the Company and ALY received from U-Swirl an aggregate 60% controlling equity interest in the outstanding common stock of U-Swirl, $400,000 in non-recourse promissory notes, $500,000 in full recourse promissory notes, and a warrant to protect against dilution of the 60% controlling equity interest in U-Swirl.  Each of the ALY Purchase Agreement and the Membership Interest Purchase Agreement contains customary representations and warranties, covenants and indemnification obligations.

In connection with the U-Swirl Transactions, the Company and ALY entered into a Voting Agreement with U-Swirl and several of its shareholders (the “Voting Agreement”).  Under the Voting Agreement, each of the parties agreed to vote their shares in order to ensure that, among other things, (i) the size of the Board of Directors of U-Swirl (the “Board”) be eight directors, (ii) Henry Cartwright, Terry Cartwright and Ulderico Conte remain on the Board for at least the first full year after the date of the Voting Agreement, and (iii) for so long as the Company or its affiliates continues to beneficially own at least 10% of U-Swirl’s outstanding common stock, at least a majority of the Board consist of directors designated by the Company.

Also in connection with the U-Swirl Transactions, each of the Company and ALY entered into an Investor Rights Agreement with U-Swirl (the “IRAs”).  Under the IRAs, the Company and ALY are granted, among other things, (i) the right to nominate directors for at least a majority of the board of directors of U-Swirl and (ii) certain registration rights for the shares of U-Swirl’s common stock received as consideration in the U-Swirl Transactions.

On January 14, 2013, the Company issued a press release concerning the Yogurtini Transaction and the U-Swirl Transactions.  A copy of the press release is attached hereto as Exhibit 99.7, and is incorporated herein by reference.

The foregoing summaries of the Yogurtini Purchase Agreement, the ALY Purchase Agreement, the Membership Interest Purchase Agreement, the Voting Agreement and the IRAs do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the full text of these documents which are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4,  99.5 and 99.6, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 2.01                      Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.01.

Item 2.02                      Results of Operations and Financial Condition.

The Company issued a press release dated January 14, 2013 concerning its quarter ending November 30, 2012.  The press release includes information regarding its results of operations and financial condition for the quarter and year, and is furnished as Exhibit 99.8 to this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

The financial information required by this item is not being filed herewith. To the extent such information is required by this item, it will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)  Pro Forma Financial Information.

The pro forma financial information required by this item for the acquired business is not being filed herewith. To the extent such information is required by this item, it will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)  Exhibits.

Exhibit No.                      Description

99.1	Asset Purchase Agreement, dated January 14, 2013, among Ulysses Asset Acquisition, LLC, YHI Inc. and Yogurtini International, LLC.#

99.2	Asset Purchase Agreement, dated January 14, 2012, between U-Swirl, Inc. and Aspen Leaf Yogurt, LLC.#

99.3	Membership Interest Purchase Agreement, dated January 14, 2013, between U-Swirl, Inc. and Rocky Mountain Chocolate Factory, Inc.#

99.4	Voting Agreement, dated January 14, 2013, among U-Swirl, Inc., Henry Cartwright, Ulderico Conte, Terry Cartwright, Rocky Mountain Chocolate Factory, Inc. and Aspen Leaf Yogurt, LLC.

99.5	Investor Rights Agreement, dated January 14, 2013, between U-Swirl, Inc. and Rocky Mountain Chocolate Factory, Inc.

99.6	Investor Rights Agreement, dated January 14, 2013, between U-Swirl, Inc. and Aspen Leaf Yogurt, LLC

99.7	Press Release dated January 14, 2013.

99.8	Press Release dated January 14, 2013.

#
Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K under the Securities Exchange Act of 1934, as amended.  We hereby undertake to supplementally furnish copies of any omitted schedules to the SEC upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

Date: January 14, 2013	By:	/s/ Bryan J. Merryman
Bryan J. Merryman, Chief Operating Officer, Chief Financial Officer, Treasurer and Director

INDEX TO EXHIBITS

Exhibit No.                      Description

99.1	Asset Purchase Agreement, dated January 14, 2013, among Ulysses Asset Acquisition, LLC, YHI Inc. and Yogurtini International, LLC.#

99.2	Asset Purchase Agreement, dated January 14, 2012, between U-Swirl, Inc. and Aspen Leaf Yogurt, LLC.#

99.3	Membership Interest Purchase Agreement, dated January 14, 2013, between U-Swirl, Inc. and Rocky Mountain Chocolate Factory, Inc.#

99.4	Voting Agreement, dated January 14, 2013, among U-Swirl, Inc., Henry Cartwright, Ulderico Conte, Terry Cartwright, Rocky Mountain Chocolate Factory, Inc. and Aspen Leaf Yogurt, LLC.

99.5	Investor Rights Agreement, dated January 14, 2013, between U-Swirl, Inc. and Rocky Mountain Chocolate Factory, Inc.

99.6	Investor Rights Agreement, dated January 14, 2013, between U-Swirl, Inc. and Aspen Leaf Yogurt, LLC

99.7	Press Release dated January 14, 2013.

99.8	Press Release dated January 14, 2013.

#
Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K under the Securities Exchange Act of 1934, as amended.  We hereby undertake to supplementally furnish copies of any omitted schedules to the SEC upon request by the SEC.